Exhibit 99.2
Blucora, Inc.
Supplemental Information
December 31, 2021

Blucora Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except % and per share amounts. Rounding differences may exist)	2019	2020					2021
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Segment revenue:
Wealth Management	$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213
Tax Software	209,966	118,331	45,238	39,421	5,773	208,763	123,892	91,917	5,039	6,139	226,987
Total segment revenue	717,945	263,320	161,122	175,353	155,157	754,952	278,383	254,312	174,174	178,331	885,200
Operating expenses:
Cost of revenue:
Wealth Management	352,081	102,342	83,868	96,122	103,630	385,962	108,623	113,910	120,641	121,119	464,293
Tax Software	10,691	4,013	3,054	2,692	2,569	12,328	5,578	4,429	2,323	3,228	15,558
Total segment cost of revenue	362,772	106,355	86,922	98,814	106,199	398,290	114,201	118,339	122,964	124,347	479,851
Engineering and technology	30,931	8,515	7,377	6,007	5,359	27,258	7,128	7,231	7,874	8,471	30,704
Sales and marketing	126,205	79,710	40,057	31,018	26,833	177,618	77,562	34,848	28,399	32,522	173,331
General and administrative	78,529	24,728	20,200	18,605	18,625	82,158	24,685	23,832	23,102	27,052	98,671
Acquisition and integration	25,763	5,682	2,824	10,276	12,303	31,085	8,103	18,169	2,241	4,285	32,798
Depreciation	5,479	1,796	1,675	1,874	1,948	7,293	2,300	3,204	2,867	2,535	10,906
Amortization of acquired intangible assets	37,357	7,748	6,673	7,746	7,578	29,745	7,175	7,063	7,009	7,073	28,320
Impairment of goodwill and an intangible asset (1)	50,900	270,625	—	—	—	270,625	—	—	—	—	—
Total operating expenses	717,936	505,159	165,728	174,340	178,845	1,024,072	241,154	212,686	194,456	206,285	854,581
Operating income (loss)	9	(241,839)	(4,606)	1,013	(23,688)	(269,120)	37,229	41,626	(20,282)	(27,954)	30,619
Interest expense and other, net	(16,915)	(6,135)	(5,288)	(11,963)	(7,918)	(31,304)	(7,883)	(8,024)	(8,295)	(7,878)	(32,080)
Income (loss) before income taxes	(16,906)	(247,974)	(9,894)	(10,950)	(31,606)	(300,424)	29,346	33,602	(28,577)	(35,832)	(1,461)
Income tax benefit (expense)	65,054	(67,520)	59,539	(15,256)	(19,094)	(42,331)	(1,700)	(1,994)	774	12,138	9,218
Net income (loss)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757

Net income (loss) per share:
Basic	$1.00	$(6.60)	$1.04	$(0.55)	$(1.05)	$(7.14)	$0.57	$0.65	$(0.57)	$(0.49)	$0.16
Diluted	$0.98	$(6.60)	$1.03	$(0.55)	$(1.05)	$(7.14)	$0.56	$0.64	$(0.57)	$(0.49)	$0.16

Weighted average shares outstanding:
Basic	48,264	47,827	47,941	48,039	48,107	47,978	48,261	48,508	48,707	48,834	48,578
Diluted	49,282	47,827	48,092	48,039	48,107	47,978	49,097	49,385	48,707	48,834	49,526
____________________________
(1)In the first quarter of 2020, we recognized a $270.6 million goodwill impairment related to our Wealth Management reporting unit. In 2019, we recognized a $50.9 million impairment of an intangible asset related to the HD Vest trade name intangible asset.

Blucora Condensed Consolidated Financial Results (1)

(Unaudited, in thousands, except % and per share amounts. Rounding differences may exist)	2019	2020					2021
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Segment revenue:
Wealth Management (1)	$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213
Tax Software (2)	209,966	118,331	45,238	39,421	5,773	208,763	123,892	91,917	5,039	6,139	226,987
Total segment revenue	$717,945	$263,320	$161,122	$175,353	$155,157	$754,952	$278,383	$254,312	$174,174	$178,331	$885,200
Segment operating income: (3)
Wealth Management (1)	$68,292	$22,598	$11,731	$17,498	$20,368	$72,195	$19,396	$21,396	$19,564	$21,856	$82,212
Tax Software (2)	96,249	37,753	6,659	16,234	(11,025)	49,621	50,888	63,448	(13,864)	(18,593)	81,879
Total segment operating income	$164,541	$60,351	$18,390	$33,732	$9,343	$121,816	$70,284	$84,844	$5,700	$3,263	$164,091
Segment operating income as a % of segment revenue:
Wealth Management (1)	13%	16%	10%	13%	14%	13%	13%	13%	12%	13%	12%
Tax Software (2)	46%	32%	15%	41%	(191)%	24%	41%	69%	(275)%	(303)%	36%
Total segment operating income as a % of segment revenue	23%	23%	11%	19%	6%	16%	25%	33%	3%	2%	19%
Unallocated corporate-level general and administrative expenses (3)	$27,361	$7,016	$5,810	$6,745	$7,118	$26,689	$5,694	$6,259	$6,499	$7,103	$25,555
Adjusted EBITDA (4)	$137,180	$53,335	$12,580	$26,987	$2,225	$95,127	$64,590	$78,585	$(799)	$(3,840)	$138,536
Other unallocated corporate-level operating expenses: (3)
Stock-based compensation	$16,300	$(1,201)	$3,904	$4,517	$2,846	$10,066	$5,610	$5,160	$4,729	$5,255	$20,754
Acquisition and integration—Excluding change in the fair value of acquisition-related contingent consideration	25,763	5,682	2,824	11,276	3,003	22,785	1,803	6,669	541	1,385	10,398
Acquisition and integration—Change in the fair value of acquisition-related contingent consideration	—	—	—	(1,000)	9,300	8,300	6,300	11,500	1,700	2,900	22,400
Depreciation	6,851	2,420	2,412	2,620	2,710	10,162	3,243	4,102	3,906	3,855	15,106
Amortization of acquired intangible assets	37,357	7,748	6,673	7,746	7,578	29,745	7,175	7,063	7,009	7,073	28,320
Executive transition costs	—	9,184	636	405	476	10,701	—	—	—	—	—
Headquarters relocation costs	—	716	737	410	—	1,863	—	—	—	—	—
Contested proxy and other legal and consulting costs	—	—	—	—	—	—	3,230	2,465	1,598	3,646	10,939
Impairment of goodwill and an intangible asset	50,900	270,625	—	—	—	270,625	—	—	—	—	—
Operating income (loss)	$9	$(241,839)	$(4,606)	$1,013	$(23,688)	$(269,120)	$37,229	$41,626	$(20,282)	$(27,954)	$30,619
Unallocated interest expense and other, net: (3)
Interest expense	$19,017	$5,316	$4,840	$7,254	$7,160	$24,570	$7,183	$7,302	$7,304	$7,018	$28,807
Amortization of debt issuance costs	1,042	313	331	362	366	1,372	363	377	388	394	1,522
Accretion of debt discounts	228	68	70	276	279	693	277	284	290	295	1,146
Total interest expense	20,287	5,697	5,241	7,892	7,805	26,635	7,823	7,963	7,982	7,707	31,475
Interest income	(449)	(14)	(11)	(2)	(38)	(65)	(2)	—	—	(19)	(21)
Gain on sale of a business	(3,256)	—	—	(349)	—	(349)	—	—	—	—	—
Non-capitalized debt issuance expenses	—	—	—	3,687	—	3,687	—	—	—	—	—
Other	333	452	58	735	151	1,396	62	61	313	190	626
Total interest expense and other, net	16,915	6,135	5,288	11,963	7,918	31,304	7,883	8,024	8,295	7,878	32,080
Income (loss) before income taxes	(16,906)	(247,974)	(9,894)	(10,950)	(31,606)	(300,424)	29,346	33,602	(28,577)	(35,832)	(1,461)
Income tax (benefit) expense:
Cash	3,564	483	158	269	362	1,272	1,969	2,688	(577)	(1,793)	2,287
Non-cash (5)	(68,618)	67,037	(59,697)	14,987	18,732	41,059	(269)	(694)	(197)	(10,345)	(11,505)
Total income tax (benefit) expense	(65,054)	67,520	(59,539)	15,256	19,094	42,331	1,700	1,994	(774)	(12,138)	(9,218)
GAAP Net Income (Loss)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757
GAAP Net Income (Loss) per share - Diluted	$0.98	$(6.60)	$1.03	$(0.55)	$(1.05)	$(7.14)	$0.56	$0.64	$(0.57)	$(0.49)	$0.16
Non-GAAP Net Income (Loss) (4)	$104,198	$43,561	$4,463	$15,055	$(8,999)	$54,080	$50,952	$63,122	$(12,754)	$(14,131)	$87,189
Non-GAAP Net Income (Loss) per share - Diluted (4) (6)	$2.11	$0.90	$0.09	$0.31	$(0.19)	$1.12	$1.04	$1.28	$(0.26)	$(0.29)	$1.76
Basic weighted average shares outstanding	48,264	47,827	47,941	48,039	48,107	47,978	48,261	48,508	48,707	48,834	48,578
Diluted weighted average shares outstanding (6)	49,282	47,827	48,092	48,039	48,107	47,978	49,097	49,385	48,707	48,834	49,526
Notes to Condensed Consolidated Financial Results on next page

Notes to Condensed Consolidated Financial Results

(1)The operations of 1st Global are included in the Company's operating results as part of the Wealth Management segment beginning May 6, 2019 when 1st Global was acquired. The operations of Avantax Planning Partners (formerly "HKFS") are included in the Company's operating results as part of the Wealth Management segment beginning July 1, 2020 when HKFS was acquired.
(2)As a highly seasonal business, a significant portion of Tax Software revenue is typically generated in the first two quarters of the calendar year. In March 2020 and as a result of the COVID-19 pandemic, the Internal Revenue Service (“IRS”) extended the filing deadline for federal tax returns from April 15, 2020 to July 15, 2020. This filing extension resulted in the shifting of a significant portion of Tax Software segment revenue that is usually earned in the first and second quarters to the third quarter of 2020. As a result of the continued impact of the COVID-19 pandemic, including disruptions associated with the distribution of the second and third rounds of Economic Impact Payments, the IRS delayed the start of the 2021 tax season and extended the filing and payment deadline for tax year 2020 federal tax returns from April 15, 2021 to May 17, 2021. In addition, the IRS extended the federal filing and payment deadline for Texas, Louisiana, and Oklahoma to June 15, 2021. Beyond federal filings, the majority of states also extended their filing and payment deadlines for tax year 2020 state tax returns. This extension resulted in the shifting of a significant portion of Tax Software segment revenue that is usually earned in the first quarter to the second quarter of 2021.
(3)We do not allocate certain operating expenses (including personnel and overhead costs), stock-based compensation, acquisition and integration costs, depreciation, amortization of acquired intangible assets, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, impairment of goodwill and an intangible asset, interest expense and other, net, or income taxes to the reportable segments. General and administrative costs are included in "Unallocated corporate-level expenses."
(4)See the Reconciliation of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Financial Measures on page 5.
(5)Amounts represent the non-cash portion of income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these federal net operating losses will expire, if not utilized, between 2022 and 2024.
(6)For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, diluted weighted average shares outstanding is the same as basic weighted average shares outstanding.

Blucora Reconciliation of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Financial Measures (1) (2)

	2019	2020					2021
(Unaudited, in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Adjusted EBITDA (1)
Net income (loss) (2)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757
Stock-based compensation	16,300	(1,201)	3,904	4,517	2,846	10,066	5,610	5,160	4,729	5,255	20,754
Depreciation and amortization of acquired intangible assets	44,208	10,168	9,085	10,366	10,288	39,907	10,418	11,165	10,915	10,928	43,426
Interest expense and other, net	16,915	6,135	5,288	11,963	7,918	31,304	7,883	8,024	8,295	7,878	32,080
Acquisition and integration—Excluding change in the fair value of HKFS Contingent Consideration	25,763	5,682	2,824	11,276	3,003	22,785	1,803	6,669	541	1,385	10,398
Acquisition and integration—Change in the fair value of HKFS Contingent Consideration	—	—	—	(1,000)	9,300	8,300	6,300	11,500	1,700	2,900	22,400
Executive transition costs	—	9,184	636	405	476	10,701	—	—	—	—	—
Headquarters relocation costs	—	716	737	410	—	1,863	—	—	—	—	—
Contested proxy and other legal and consulting costs	—	—	—	—	—	—	3,230	2,465	1,598	3,646	10,939
Income tax (benefit) expense	(65,054)	67,520	(59,539)	15,256	19,094	42,331	1,700	1,994	(774)	(12,138)	(9,218)
Impairment of goodwill and an intangible asset	50,900	270,625	—	—	—	270,625	—	—	—	—	—
Adjusted EBITDA(1)	$137,180	$53,335	$12,580	$26,987	$2,225	$95,127	$64,590	$78,585	$(799)	$(3,840)	$138,536
Non-GAAP Net Income (Loss) (1)
Net income (loss) (2)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757
Stock-based compensation	16,300	(1,201)	3,904	4,517	2,846	10,066	5,610	5,160	4,729	5,255	20,754
Amortization of acquired intangible assets	37,357	7,748	6,673	7,746	7,578	29,745	7,175	7,063	7,009	7,073	28,320
Acquisition and integration—Excluding change in the fair value of HKFS Contingent Consideration	25,763	5,682	2,824	11,276	3,003	22,785	1,803	6,669	541	1,385	10,398
Acquisition and integration—Change in the fair value of HKFS Contingent Consideration	—	—	—	(1,000)	9,300	8,300	6,300	11,500	1,700	2,900	22,400
Executive transition costs	—	9,184	636	405	476	10,701	—	—	—	—	—
Headquarters relocation costs	—	716	737	410	—	1,863	—	—	—	—	—
Contested proxy and other legal and consulting costs	—	—	—	—	—	—	3,230	2,465	1,598	3,646	10,939
Non-capitalized debt issuance expenses	—	—	—	3,687	—	3,687	—	—	—	—	—
Impairment of goodwill and an intangible asset	50,900	270,625	—	—	—	270,625	—	—	—	—	—
Gain on the sale of a business	(3,256)	—	—	(349)	—	(349)	—	—	—	—	—
Cash tax impact of adjustments to GAAP net income (loss)	(2,396)	(736)	(259)	(418)	(234)	(1,647)	(543)	(649)	(331)	(351)	(1,874)
Non-cash income tax (benefit) expense	(68,618)	67,037	(59,697)	14,987	18,732	41,059	(269)	(694)	(197)	(10,345)	(11,505)
Non-GAAP Net Income (Loss) (1)	$104,198	$43,561	$4,463	$15,055	$(8,999)	$54,080	$50,952	$63,122	$(12,754)	$(14,131)	$87,189

Non-GAAP Net Income (Loss) per share - Diluted (1) (3)	$2.11	$0.90	$0.09	$0.31	$(0.19)	$1.12	$1.04	$1.28	$(0.26)	$(0.29)	$1.76
Diluted weighted average shares outstanding (3)	49,282	48,253	48,092	48,203	48,107	48,244	49,097	49,385	48,707	48,834	49,526

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures on next page

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

(1) We define Adjusted EBITDA as net income (loss), determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, interest expense and other, net, acquisition and integration costs, contested proxy and other legal and consulting costs, impairment of goodwill, executive transition costs, headquarters relocation costs, and income tax benefit (expense). Interest expense and other, net primarily consists of interest expense, net and non-capitalized debt issuance expenses. Acquisition and integration costs primarily relate to the acquisition of Avantax Planning Partners and 1st Global. Impairment of goodwill relates to the impairment of our Wealth Management reporting unit goodwill in the first quarter of 2020. Executive transition costs relate to the departure of certain Company executives in the first quarter of 2020. Headquarters relocation costs relate to the process of moving from our Dallas and Irving offices to our new headquarters.
We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
We define Non-GAAP Net Income (Loss) as net income (loss), determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets, acquisition and integration costs, contested proxy and other legal and consulting costs, impairment of goodwill, executive transition costs, non-capitalized debt issuance expenses, headquarters relocation costs, gain on the sale of a business, the related cash tax impact of those adjustments, and non-cash income tax (benefit) expense. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if not utilized, between 2022 and 2024. Gain on the sale of a business relates to the disposition of SimpleTax in 2019 and the subsequent working capital adjustment in the third quarter of 2020. Non-capitalized debt issuance expenses relate to the expense recognized as a result of the Term Loan increase in the third quarter of 2020.
We believe that Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or that have not been, or are not expected to be, settled in cash. Additionally, we believe that Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) and GAAP net income (loss) per share. Other companies may calculate Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share differently, and, therefore, these measures may not be comparable to similarly titled measures of other companies.

(2) See the Condensed Consolidated Financial Results on page 3.

(3) For periods in which non-GAAP net income is generated, Non-GAAP Net Income (Loss) per share is calculated using diluted weighted average shares outstanding. For periods in which Non-GAAP Net Loss is generated, diluted weighted average shares outstanding is the same as basic weighted average shares outstanding.

Blucora Reconciliation of Trailing Twelve Month ("TTM") Adjusted EBITDA (1) (2)

	2019	2020				2021
(Unaudited, in thousands, rounding differences may exist)	TTM 4Q	TTM 1Q	TTM 2Q	TTM 3Q	TTM 4Q	TTM 1Q	TTM 2Q	TTM 3Q	TTM 4Q
Adjusted EBITDA (1) (2)
Net income (loss)	$48,148	$(329,516)	$(310,907)	$(274,727)	$(342,755)	$385	$(17,652)	$(19,249)	$7,757
Stock-based compensation	16,300	12,656	12,478	12,356	10,066	16,877	18,133	18,345	20,754
Depreciation and amortization of acquired intangible assets	44,208	45,022	43,276	41,749	39,907	40,157	42,237	42,786	43,426
Interest expense and other, net	16,915	19,092	19,262	28,619	31,304	33,052	35,788	32,120	32,080
Acquisition and integration—Excluding change in the fair value of HKFS Contingent Consideration	25,763	29,648	23,289	27,806	22,785	18,906	22,751	12,016	10,398
Acquisition and integration—Change in the fair value of HKFS Contingent Consideration	—	—	—	(1,000)	8,300	14,600	26,100	28,800	22,400
Executive transition costs	—	9,184	9,820	10,225	10,701	1,517	881	476	—
Headquarter relocation costs	—	716	1,453	1,863	1,863	1,147	410	—	—
Contested proxy and other legal and consulting costs	—	—	—	—	—	3,230	5,695	7,293	10,939
Impairment of goodwill and an intangible asset	50,900	321,525	321,525	270,625	270,625	—	—	—	—
Income tax (benefit) expense	(65,054)	(1,519)	(52,934)	(25,347)	42,331	(23,489)	38,044	22,014	(9,218)
Adjusted EBITDA(1)	$137,180	$106,808	$67,262	$92,169	$95,127	$106,382	$172,387	$144,601	$138,536

Blucora Net Leverage Ratio (1) (3) (4)

	2019		2020								2021
(Unaudited, in thousands, rounding differences may exist)	4Q		1Q		2Q		3Q		4Q		1Q		2Q		3Q		4Q
DEBT:
Senior Secured Credit Facility	$399,687		$444,375		$389,062		$563,609		$563,156		$562,703		$562,250		$561,797		$561,344
CASH:
Cash and cash equivalents	80,820		168,198		90,081		151,166		150,125		191,803		232,409		184,926		134,824
NET DEBT (3)	$318,867		$276,177		$298,981		$412,443		$413,031		$370,900		$329,841		$376,871		$426,520

Last twelve months:
ADJUSTED EBITDA (1) (2)	$137,180		$106,808		$67,262		$92,169		$95,127		$106,382		$172,387		$144,601		$138,536

NET LEVERAGE RATIO (1) (3) (4)	2.3	x	2.6	x	4.4	x	4.5	x	4.3	x	3.5	x	1.9	x	2.6	x	3.1	x
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(1) Non-GAAP measure using Adjusted EBITDA for the last twelve months. Adjusted EBITDA for the trailing twelve month period is reconciled to the nearest comparable GAAP measure, net income (loss).
(2) For additional information on Adjusted EBITDA and its use as a non-GAAP measure, see page 6.
(3) We define Net Debt, a non-GAAP financial measure, as the outstanding principal of debt less cash and cash equivalents. Management believes that the presentation of this non-GAAP financial measure provides useful information to investors because it is an important liquidity measurement that reflects our ability to service our debt.
(4) Net leverage ratio is calculated by dividing net debt by Adjusted EBITDA for the trailing twelve months.

Blucora Reconciliation of Operating Free Cash Flow (1)

	2019	2020					2021
(Unaudited, in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Net cash provided by (used in) operating activities	$92,804	$46,864	$(12,490)	$940	$8,765	$44,079	$53,722	$43,549	$(22,880)	$(37,560)	$36,831
Purchases of property, equipment, and software	(10,501)	(7,715)	(11,357)	(9,639)	(7,291)	(36,002)	(8,598)	(4,946)	(8,080)	(8,652)	(30,276)
Operating Free Cash Flow	$82,303	$39,149	$(23,847)	$(8,699)	$1,474	$8,077	$45,124	$38,603	$(30,960)	$(46,212)	$6,555
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(1) We define Operating Free Cash Flow, which is a non-GAAP measure, as net cash provided by (used in) operating activities less purchases of property, equipment, and software. We believe Operating Free Cash Flow is an important liquidity measure that reflects the cash generated by our businesses, after the purchases of property, equipment, and software, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2019	2020					2021
(In thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Segment revenue	$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213
Less: Financial professional commission payout	(348,003)	(100,804)	(82,656)	(94,794)	(102,610)	(380,864)	(107,211)	(112,164)	(119,044)	(119,609)	(458,028)
Segment net revenue (1)	$159,976	$44,185	$33,228	$41,138	$46,774	$165,325	$47,280	$50,231	$50,091	$52,583	$200,185
Segment operating income (2)	$68,292	$22,598	$11,731	$17,498	$20,368	$72,195	$19,396	$21,396	$19,564	$21,856	$82,212
Segment operating income as a % of revenue	13%	16%	10%	13%	14%	13%	13%	13%	12%	13%	12%
Segment operating income as a % of net revenue	43%	51%	35%	43%	44%	44%	41%	43%	39%	42%	41%

(In thousands, rounding differences may exist)			2019	2020					2021
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Financial professional-driven	Advisory	- Advisory asset levels	$252,367	$78,757	$66,303	$82,612	$87,079	$314,751	$91,119	$96,508	$103,540	$104,633	$395,800
	Commission	- Transactions - Asset levels - Product mix	191,050	50,580	39,836	44,921	49,864	185,201	52,534	51,702	52,961	53,480	210,677
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	48,182	10,579	3,981	4,351	4,777	23,688	5,329	5,526	5,659	5,587	22,101
	Transaction and fee	- Account activity - Number of clients - Number of financial professionals - Number of accounts	16,380	5,073	5,764	4,048	7,664	22,549	5,509	8,659	6,975	8,492	29,635
	Total revenue		$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213
	Total recurring revenue (3)		$422,128	$119,255	$100,004	$117,822	$127,863	$464,944	$130,755	$138,900	$145,311	$144,728	$559,694
	Recurring revenue rate (3)		83.1%	82.3%	86.3%	86.7%	85.6%	85.1%	84.6%	85.5%	85.9%	84.1%	85.0%
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(1) Non-GAAP financial measure represents segment revenue less financial professional commission payout.
(2) We do not allocate certain operating expenses (including personnel and overhead costs), stock-based compensation, acquisition and integration costs, depreciation, amortization of acquired intangible assets, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, impairment of goodwill and an intangible asset, interest expense and other, net, or income taxes to the reportable segments.
(3) Recurring revenue consists of advisory fees, trailing commissions, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Wealth Management (continued)

(In thousands, rounding differences may exist)	2019	2020					2021
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Total client assets	$70,644,385	$61,014,454	$68,519,998	$76,152,721	$82,961,244	$82,961,244	$84,776,191	$87,814,790	$86,647,743	$89,086,032	$89,086,032
Brokerage assets	$43,015,221	$37,395,490	$41,964,610	$43,733,735	$47,357,687	$47,357,687	$48,001,320	$48,373,805	$46,850,354	$46,906,981	$46,906,981
Advisory assets	$27,629,164	$23,618,964	$26,555,388	$32,418,986	$35,603,557	$35,603,557	$36,774,871	$39,440,985	$39,797,389	$42,179,051	$42,179,051
% of total client assets	39.1%	38.7%	38.8%	42.6%	42.9%	42.9%	43.4%	44.9%	45.9%	47.3%	47.3%
Number of financial professionals (in ones) (1)	3,984	3,945	3,862	3,975	3,770	3,770	3,718	3,606	3,529	3,416	3,416
Advisory and commission revenue per financial professional (2)	$111.3	$32.8	$27.5	$32.1	$36.3	$132.6	$38.6	$41.1	$44.3	$46.3	$177.5

Quarterly production retention rate: (3)
TTM Financial professional-driven revenue (4)	$443,417	$495,837	$492,498	$491,829	$499,952	$499,952	$514,268	$556,339	$585,307	$606,477	$606,477
TTM Financial professional-driven revenue related to independent financial professionals who departed in the quarter (4)	$10,770	$4,586	$11,445	$5,366	$19,101	$19,101	$8,127	$9,881	$12,157	$11,079	$11,079
TTM Financial professional-driven revenue, less that related to independent financial professionals who departed in the quarter (4)	$432,647	$491,251	$481,053	$486,463	$480,851	$480,851	$506,141	$546,458	$573,150	$595,398	$595,398
Quarterly production retention rate (3)	97.6%	99.1%	97.7%	98.9%	96.2%	96.2%	98.4%	98.2%	97.9%	98.2%	98.2%
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(1) The increase in financial professionals in the third quarter of 2020 resulted from the addition of 19 in-house financial professionals (licensed financial planning consultants, which were employees of Avantax Planning Partners) and 131 licensed referring representatives at CPA firms that partner with Avantax Planning Partners.
(2) Advisory and commission revenue per financial professional is based upon a full year of advisory and commission revenue.
(3) Quarterly production retention rate is a non-GAAP financial measure. We believe quarterly production retention rate is an important measure of our quarterly retention of financial professional-driven revenue (which consists of advisory revenue and commission revenue). Management uses quarterly production retention rate to measure the impact of financial professional departures on our business. Quarterly production retention rate is calculated by dividing (x) the difference of (i) total financial professional-driven revenue for the trailing-twelve-month period then ended minus (ii) financial professional-driven revenue for the trailing-twelve-month period then ended related to independent financial professionals that departed in the quarter by (y) total financial professional-driven revenue for the trailing-twelve-month period then ended. As quarterly production retention rate is a measure of retention during a quarter, it also includes quarterly production from independent financial professionals who departed in prior quarters in the trailing-twelve-month period, and therefore does not show production retention rate over longer periods of time.
(4) For the trailing-twelve-month period then ended.

Blucora Operating Metrics - Tax Software

(In thousands except % and as otherwise indicated, rounding differences may exist)	Year ended December 31,		Change
	2021	2020	Units	%
Total e-files (1)	5,583	5,319	264	5%
Consumers
E-files (1)	3,178	3,178	—	—%
Professional
E-files	2,405	2,141	264	12%
Units sold (in ones)	20,901	20,360	541	3%
E-files per unit sold (in ones)	115.1	105.2	9.9	9%
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(1)We participate in the Free File Alliance that is part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines. Free File Alliance e-files are included within total e-files and consumer e-files above.